UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21982

Claymore/Guggenheim Strategic Opportunities Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore/Guggenheim Strategic Opportunities Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SemiAnnual Report

November 30, 2007
(Unaudited)

Claymore/Guggenheim Strategic Opportunities Fund

GOF

CLAYMORE®

GUGGENHEIM®

www.claymore.com/gof

…your window to the LATEST,

most up-to-date information about the

Claymore/Guggenheim Strategic Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dear Shareholder |

We are pleased to submit the semi-annual shareholder report for the Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) for the abbreviated period which extended from the Fund’s inception date of July 27, 2007, through November 30, 2007. As you may know the Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. Guggenheim Partners Asset Management, Inc. (“Guggenheim”), the Fund’s sub-adviser seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. As of November 30, 2007, Guggenheim and its affiliates managed or supervised more than $100 billion in assets.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the period from July 27, 2007, through November 30, 2007, the Fund returned 2.96% on an NAV basis and -13.85% on a market price basis. The lower market price return relative to NAV return reflects a market price as of November 30, 2007, that was significantly below NAV. On November 30, 2007, the Fund’s market price closed at $16.82, which represented a discount of 12.6% to the NAV of $19.24. At inception, NAV was $19.10 and market price was $20.00. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices significantly below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 26 of the Fund’s semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

Beginning with the August 31, 2007, declaration of the first dividend, the Fund has paid three monthly dividends of $0.142 each. The monthly dividend of $0.142 per share represents an annualized distribution rate of 10.13% based upon the closing market price of $16.82 on November 30, 2007, and 8.52% based on the initial offering price of $20.00. We recently announced that, effective in January 2008, the Fund’s monthly dividend will be increased to $0.154 per share.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 4. You’ll find information on Guggenheim’s investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/gof.

Sincerely,

Nicholas Dalmaso
Claymore/Guggenheim Strategic Opportunities Fund

SemiAnnual Report | November 30, 2007 | 3

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Questions & Answers |

Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, Inc. (“Guggenheim” ). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, CFA, Managing Director; Shahab Sajadian, CFA, Director of Risk Management; and Eric Silvergold, Managing Director. In the following interview, the investment team discusses the market environment and the Fund’s performance from its inception date of July 27, 2007, through the end of its fiscal period on November 30, 2007.

Will you remind us of this Fund’s objectives and the way it is managed?

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities”) that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. We believe that we can reduce the volatility (risk) of the Fund by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

•	The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as “junk bonds”).

•

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

•	The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

•	the Fund may invest up to 20% of its total assets in other investment companies, provided no more than 10% is in companies registered under the Investment Company Act of 1940, as amended.

Guggenheim’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of senior securities such as preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The aggregate amount of Financial Leverage, if any, is not expected to exceed 33 1/3% of the Fund’s total assets after such issuance; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.

Please tell us about the market environment and the Fund’s performance since its inception date last July.

Despite the volatility that the equity and fixed income markets have witnessed, we believe that the Fund has performed quite well in an environment that can be characterized by high levels of investor uncertainty and risk aversion. It has been a difficult environment for investors in both equity and fixed income, as concerns have mounted about the widening impact of the sub-prime mortgage crisis on the broader market and the economy as a whole. In the fixed income market, spreads between credits of the highest quality and riskier instruments have widened dramatically, as investors have become increasingly intolerant of risk. In fact, in November 2007, investment grade corporate bonds had their worst month of underperformance relative to U.S. Treasury securities since November 1988 when Lehman Brothers started to track “excess return data” for the Lehman Brothers Investment Grade Credit Index. Equity markets have been highly volatile, with no pronounced trend that defines the four-month period. On July 26, 2007, the day before this Fund began trading, the Dow Jones Industrial Average dropped more than 300 points, and there have been big moves both up and down since then.

This was a challenging time to launch a new fund, but the challenges have also created opportunities. In the months leading up to the launch of the Fund, credit spreads were very tight, and many assets that we had not planned to purchase for the Fund due to their high valuations, became attractively priced in the ensuing sell-off. The widening of spreads just after the Fund’s inception created some unusual opportunities that enabled us to construct a portfolio with higher yield and higher credit quality than

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

we had envisioned when we modeled the portfolio earlier this year. As of November 30th, the Fund’s average credit quality was high “single A,” as rated by the major rating agencies such as Moody’s Corporation and Standard & Poor’s.

We had originally anticipated that the Fund would declare its first dividend within 40 to 60 days of the launch and pay it within approximately 90 days. In fact, we were able to declare the initial monthly dividend on August 31, 2007, just over a month after the Fund was launched, for payment on September 28, 2007. The monthly dividend of $0.142 per share represents an annualized distribution rate of 10.13% based upon the closing market price of $16.82 on November 30, 2007, and 8.52% based on the initial offering price of $20.00. Effective in January 2008, the Fund’s monthly dividend will be increased to $0.154 per share, which represents an annualized yield of 9.24% based on the Fund’s $20.00 IPO price and an annualized yield of 10.99% based on the Fund’s closing market price of $16.82 on November 30, 2007.

All Fund returns cited – whether based on a net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the period from July 27, 2007, through November 30, 2007, the Fund returned 2.96% on an NAV basis and -13.85% on a market price basis. The lower market price return relative to NAV return reflects a market price as of November 30, 2007, that was significantly below NAV. On November 30, 2007, the Fund’s market price closed at $16.82, which represented a discount of 12.6% to the NAV of $19.24. At inception, the NAV was $19.10 and the market price was $20.00. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio.

How did you allocate the Fund among asset classes during its first few months of operation, and how did these investments perform?

This Fund was created to provide individual investors the potential to realize a level of return similar to that historically achieved by equities, but with volatility more typical of fixed income securities. At Guggenheim we track a large number of equity and fixed income asset classes, and, in constructing this portfolio, we have sought to use investments that historically have had low correlations to one another. We have attempted to optimize the portfolio by analyzing the historical returns generated by the Guggenheim management team in each sector, the volatility of each sector and the correlations among the sectors. We do this in an effort to dampen the volatility of the portfolio while providing the opportunity for an attractive long-term return to our investors.

Correctly anticipating a flight to quality, we initially committed a substantial portion of the Fund’s assets to U.S. Government agency and mortgage-backed securities, which represented approximately 37% of the Fund’s long-term investments as of November 30, 2007. As of November 30, 2007, almost 45% of the Fund’s long-term investments were rated AAA by the major rating agencies. This proved to be a good decision, as prices of these very high quality securities have risen in recent months. We have generally avoided mortgages other than those backed by government agencies since these agency-backed mortgages have been available at very attractive prices. We do believe that now is a good time to start to look for opportunities in non-agency mortgage-backed securities because many of these securities are trading at significant discounts to their face value. When we buy any type of security, we also examine underlying collateral, and we purchase the security only if we have confidence in the underlying collateral. We have completely avoided sub-prime mortgages.

Another area that has performed well is bank loans, an area in which Guggenheim has special expertise. We have a team of over 60 people who specialize in analyzing and investing in bank loans. We have been able to buy high quality loans that commercial and investment banks expected to sell at par, but due to market conditions have had to sell at discounts. We find the yields on many of these loans to be quite attractive.

Our low beta equity strategy has performed quite well, as equity investors, like bond investors, have demonstrated reduced tolerance for risk. (Beta is a measure of a stock’s sensitivity to an index or the market as a whole; low beta means that a stock’s movement tends to be less than the market as a whole.) Equities in the Fund’s portfolio are generally stocks of mid and large-cap well-known companies with good long-term prospects. Stocks that we either currently hold or have held include Abbott Laboratories (0.6% of long-term investments), General Electric Company (0.5% of long-term investments), 3M Company (0.5% of long-term investments), Apple Inc. (0.3% of long-term investments) and Baker Hughes Incorporated (0.5% of long-term investments). In addition, as market volatility has increased, we have been able to sell covered calls at prices much higher than those available earlier this year; the covered call strategy has increased the yield available for investors in the Fund.

Which decisions hurt performance?

Some of the securities purchased by the Fund, in particular right after its inception, dropped in value as spreads widened. For the Fund’s securities that experienced the largest price movements, many are rated “single A” or higher and we believe that their poor price performance is attributable to a whole-sale reduction of risk by investors and is not a result of poor or deteriorating credit quality. Also, some very high quality securities, such as AAA-rated commercial mortgage-backed securities, were among the worst performing holdings. One of the factors that negatively impacted prices for these securities is that leveraged investors such as structured investment vehicles (“SIVs”)and hedge funds in need of cash for margin calls or liquidations sold these highly liquid securities because they were unable to sell lower quality investments at acceptable prices. The large supply of highly rated commercial mortgage-backed securities and other high quality securities caused prices to decline since few investors were aggressively adding to their portfolios as market liquidity was retreating.

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

Another area that has underperformed are preferred securities of high quality financial institutions. These institutions include names such as Barclays Bank PLC, The Bank of New York Company, Inc., Mellon Financial Corporation and State Street Corporation (0.4%, not held in the portfolio at period end, 0.4% and 0.4% of long-term investments, respectively). Revenues of the latter two institutions are concentrated in fee-based areas such as trust, custody and asset management, rather than in traditional lending. Nonetheless, these securities fell in price along with the entire financial sector. Similarly, the market prices of the Fund’s holdings of preferred securities issued in the insurance sector, such as AXA, a large international insurer based in France, and MetLife, Inc. (0.4% and 0.4% of long-term investments, respectively) fell as the sector weakened. Because we believe that these high quality names in the financial services industry will be among the first to recover when the crisis abates, we continue to hold these positions and plan to selectively add to them on further weakness.

How would you expect the Fund’s asset mix over time to differ from the current structure?

It is our intention to maintain a well diversified portfolio at all times. As of November 30, 2007, the Fund holds approximately 175 securities in a variety of asset classes and industry sectors. The Fund’s largest holding, Freddie Mac Gold Pool 5.50% bond, represented 5.5% of long-term investments. The Fund’s top ten holdings represented 20.4% of long-term investments. We are relative value investors, very much focused on bottom-up value throughout the markets. We continually examine each sector, and allocate the portfolio’s assets according to the value we perceive at a given time. We will rotate out of sectors that we believe do not have the potential to perform well going forward, moving to other sectors that we believe have better prospects. We do not generally make large duration bets, although we will adjust durations incrementally when we believe it is in the best interest of our clients.

The portfolio composition has changed significantly, reflecting the fact that we have been adding to the portfolio’s investments during the Fund’s first few months of operation. We currently have a higher allocation than we would anticipate for the long term in U.S. Government and agency guaranteed securities. Over time, as we find attractive opportunities in other sectors, we would expect to see higher allocations to structured finance and credit related securities. We would expect to increase our position in bank loans as we find loans that meet our strict underwriting standards and that are attractively priced for our shareholders.

Another area in which we are likely to increase the Fund’s position over time is in event-linked securities. We find these securities attractive because they have very little correlation to other types of fixed income assets. For example, if there is a typhoon in Japan, it really has nothing to do with whether the Federal Reserve is raising or lowering interest rates, or whether credit quality is improving or deteriorating. So event-linked securities serve as great diversifier, balancing other risks in the portfolio. In addition, these securities are often very attractively priced relative to other bonds with similar credit ratings, but with very different risk characteristics and they have historically had lower losses than comparably rated corporate securities.

How has the Fund’s leverage strategy affected performance?

We have employed leverage through reverse repurchase agreements, and these have increased return to shareholders, not only in terms of principal but also by providing additional income return. We have been able to borrow by lending securities at very attractive rates, in many cases lower than LIBOR and then reinvesting the proceeds into much higher yielding securities. (The London Interbank Offered Rate or LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market or interbank market.) Also, to the extent that borrowed funds were invested in fixed rate securities, many of them benefited from a significant decline in interest rates. So not only did investors earn an attractive coupon, they also benefited from the capital appreciation of the securities.

What is your current outlook for the markets and the Fund?

We consider the current outlook for this Fund to be very positive. The Fund’s highly diversified portfolio is designed to perform well in many different economic environments, including a period of stress such as that experienced in the last few months, or in a bull market for credit and equities as we had for the last couple of years up until the summer of 2007.

We anticipate continued volatility in financial markets, and we believe that this volatility will create many opportunities for the Fund. We believe that the Federal Reserve will provide the necessary liquidity to allow the financial markets to return to a more normal level of function, and although we do not rule out the possibility of a recession, we view this outcome to be unlikely.

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Risks and Other Considerations

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Income securities of below investment-grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for income securities of below investment-grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Structured Finance Investments Risk: Structured finance investments entail considerable risk, including market risk, credit risk, interest-rate risk and prepayment risk. The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. However, mezzanine investments may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower, or may be unsecured and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common equity securities to which the Fund has exposure. While broad market measures of common equity securities have historically generated higher average returns than income securities, common equity securities have also experienced significantly more volatility in those returns. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Options Risk: There are a number of risks associated with transactions in options on securities and securities indexes. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indexes or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options.

Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities are also more difficult to value. Private securities that are debt securities generally are of below investment-grade quality, frequently are unrated and present many of the same risks as investing in below investment-grade public debt securities.

Investment Fund Risk: Investments in investment funds involve operating expenses and fees, including any performance-based or incentive fees charged by the funds in which the Fund invests, that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another investment fund are borne indirectly by common shareholders. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of investment funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in investment funds frequently expose the Fund to an additional layer of financial leverage.

Private Investment Fund Risk: In addition to those risks described with respect to all investment funds, investing in private investment funds (including affiliated investment funds) may pose additional risks to the Fund. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity.

Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds may be subject to “lock-up” periods of a year or more. Private investment funds in which the Fund invests may employ a number of investment techniques, including short sales, investment in non-investment grade or non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of financial leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time— the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk: Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Fund are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Derivative Transactions Risks Participation in options, futures and other derivative transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of such strategies. If the Sub- Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Positions in derivatives (such as options, swaps, and futures and forward contracts and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund’s investment amount.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Temporary Defensive Investments: At any time when a temporary defensive posture is believed by the Investment Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment

8 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Current Developments Risk: As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the common shares.

Anti-Takeover Provisions: The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Some U.S. dollar-denominated securities may have exposure to foreign risks.

SemiAnnual Report | November 30, 2007 | 9

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund Summary | As of November 30, 2007 (unaudited)

Fund Statistics

Share Price	$16.82
Common Share Net Asset Value	$19.24
Premium/(Discount) to NAV	-12.58%
Net Assets Applicable to Common Shares ($000)	$175,203

Total Returns
(Inception 7/27/07)	Market	NAV
Since Inception - cumulative	-13.85%	2.96%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Top Ten Holdings

% of Long-Term Investments
Freddie Mac Gold Pool, AAA, Aaa 5.50%, 4/1/37 to 6/1/37	5.5%
Federal National Mortgage Association, AAA, Aaa 8.00%, 7/18/22	3.1%
Freddie Mac, AAA, Aaa 6.00%, 6/15/17 to 6/7/27	2.4%
TCW Select Loan Fund Ltd., Inc., Series 1A, Class A1, AAA, Aaa (Cayman Islands) 5.71%, 10/10/13	1.6%
Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A, AAA, Aaa 4.89%, 2/15/30	1.6%
TIAA Seasoned Commercial Trust, Series 2007-C4, Class A3, AAA, NR (Cayman Islands) 6.10%, 8/15/39	1.4%
Freddie Mac Non Gold Pool, AAA, Aaa 6.22%, 8/1/37	1.2%
Fannie Mae Pool, AAA, Aaa 6.31%, 8/1/37	1.2%
Fannie Mae Pool, AAA, Aaa 6.07%, 9/1/37	1.2%
Freddie Mac Non Gold Pool, AAA, Aaa 5.98%, 5/1/37	1.2%

Portfolio breakdown and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does no guarantee future results.

Share Price & NAV Performance

Monthly Dividends Per Share

Portfolio Composition (% of Total Investments)

Credit Quality*

*	Represents higher rating of either S&P, Moody’s or Fitch as a percentage of long-term investments

10 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Portfolio of Investments | November 30, 2007 (unaudited)

Principal Amount		Value
	Long-Term Investments – 145.2%
	U.S. Government and Agency Securities – 42.9%
	Fannie Mae Pool, AAA, Aaa (a) (b)
$1,934,315	5.78%, 7/1/37	$1,945,542
2,812,786	5.86%, 7/1/37	2,840,112
2,972,884	6.07%, 9/1/37	3,011,951
1,966,578	6.12%, 8/1/37	1,994,171
2,997,894	6.31%, 8/1/37	3,040,198
	Federal National Mortgage Association, AAA, Aaa
1,800,000	5.75%, 5/11/22 (b)	1,853,885
1,000,000	5.95%, 11/7/36	1,031,360
1,800,000	6.00%, 10/5/26 (b)	1,853,923
1,800,000	6.25%, 2/14/22 (b)	1,806,968
1,800,000	6.75%, 6/22/37 (b)	1,862,132
	Federal National Mortgage Association, AAA, Aaa (a) (b)
8,000,000	8.00%, 7/18/22	8,000,000
	Freddie Mac, AAA, Aaa
1,000,000	5.90%, 6/15/22 (b)	1,042,023
6,000,000	6.00%, 6/15/17 to 6/7/27 (b)	6,123,045
1,000,000	6.25%, 6/1/37	1,016,208
1,800,000	6.63%, 8/6/37 (b)	1,892,027
	Freddie Mac Gold Pool, AAA, Aaa
14,207,349	5.50%, 4/1/37 to 6/1/37 (b)	14,090,676
2,342,841	6.00%, 2/1/37	2,378,683
2,346,165	6.50%, 10/1/36 (b)	2,412,834
	Freddie Mac Non Gold Pool, AAA, Aaa (a) (b)
2,893,504	5.93%, 1/1/37	2,925,553
3,959,205	5.94%, 3/1/37 to 5/1/37	4,001,112
1,998,340	5.95%, 5/1/37	2,018,755
2,936,645	5.98%, 5/1/37	2,972,531
1,983,144	6.10%, 8/1/37	2,014,286
2,992,926	6.22%, 8/1/37	3,084,027

	Total U.S. Government and Agency Securities – 42.9% (Cost $73,419,334)	75,212,002

Principal Amount		Optional Call Provisions	Value
	Corporate Bonds – 24.8%
	Airlines – 1.1%
1,000,000	Delta Air Lines, Inc., A-, Baa1 6.82%, 8/10/22, Collateralized Bond (c)	N/A	994,960
1,000,000	Northwest Airlines Corp., A, NR 7.58%, 3/1/19, Pass Thru Certificates	N/A	1,001,410

			1,996,370

	Auto Parts & Equipment – 0.2%
500,000	Keystone Automotive Operations, Inc., CCC+, Caa2 9.75%, 11/1/13, Senior Subordinated Notes	11/01/08 @ 104.88	367,500

	Banks – 6.3%
1,250,000	Barclays Bank PLC, A+, Aa3 6.28%, 12/29/49, Bonds (United Kingdom) (d)	12/15/34 @ 100.00	1,073,980
1,200,000	BNP Paribas, AA-, Aa3 7.20%, 6/29/49, Junior Subordinated Notes (France) (b) (c) (d)	6/25/37 @ 100.00	1,128,588
1,000,000	Credit Agricole SA, A, Aa3 6.64%, 5/29/49, Junior Subordinated Notes (France) (c) (d)	5/31/17 @ 100.00	918,842
1,000,000	KeyCorp Capital III, BBB, A3 7.75%, 7/15/29, Company Guarantee Notes	N/A	1,099,664
1,200,000	Lloyds TSB Group PLC, A, Aa3 6.27%, 11/29/49, Bonds (United Kingdom) (c) (d)	11/14/16 @ 100.00	1,078,274
1,250,000	Mellon Capital IV, Ser. 1, A-, A2 6.24%, 6/29/49, Company Guarantee Notes (b) (d)	6/20/12 @ 100.00	1,125,289
1,250,000	Northgroup Preferred Capital Corp., A, A1 6.38%, 1/29/49, Notes (b) (c) (d)	10/15/17 @ 100.00	1,132,512
1,400,000	Royal Bank of Scotland Group PLC, Series MTN, A, Aa3e 7.64%, 3/17/49, Junior Subordinated Stock (United Kingdom) (d)	9/29/17 @ 100.00	1,421,409
1,250,000	State Street Capital Trust IV, A, A1 6.69%, 6/15/37, Company Guarantee Notes (a) (b)	6/15/12 @ 100.00	992,175
1,250,000	US AgBank FCB, NR, NR 6.11%, 4/29/49, Notes (c) (d)	7/10/12 @ 100.00	1,161,387

			11,132,120

	Beverages – 0.3%
500,000	Anheuser-Busch Cos., Inc., A, A2 6.45%, 9/1/37, Debentures (b)	N/A	537,535

	Commercial Services – 0.3%
500,000	RR Donnelley & Sons Co., BBB+, Baa2 6.13%, 1/15/17, Senior Unsecured Notes	N/A	501,863

	Diversified Financial Services – 9.9%
1,200,000	Blue Fin Ltd., BB+, NR 9.28%, 4/10/12, Notes (a) (c)	4/8/10 @ 101.00	1,190,904
1,670,000	Cascadia Ltd., BB+, NR 8.85%, 6/13/08, Notes (Cayman Islands) (a) (b) (c)	N/A	1,672,254
1,100,000	CAT-Mex Ltd., Ser. A, BB, NR 7.85%, 5/19/09, Secured Notes (Cayman Islands) (a) (c)	N/A	1,088,835
500,000	Discover Financial Services, BBB, Baa3 6.45%, 6/12/17, Notes (c)	N/A	506,847
310,000	Freddie Mac, AAA, Aaa 5.25%, 5/29/18, Notes	2/29/08 @ 100.00	308,821
1,000,000	Hampton Roads PPV LLC, NR, Aaae (c) 6.07%, 12/15/41, Bonds	N/A	1,000,780
1,000,000	6.17%, 6/15/53, Bonds	N/A	999,090
500,000	Janus Capital Group, Inc., BBB-, Baa3 6.70%, 6/15/17, Notes	N/A	535,393
1,000,000	Longpoint Re Ltd., BB+, NR 10.61%, 5/8/10, Notes (Cayman Islands) (a) (c)	N/A	1,028,700

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 11

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
$2,000,000	Merna Reinsurance Ltd., Ser. B, NR, A2 6.98%, 7/7/10, Secured Notes (Bermuda) (a) (b) (c)	N/A	$1,987,600
1,100,000	Midori Ltd., BB+, NR 7.99%, 10/24/12, Notes (Cayman Islands) (a) (c)	N/A	1,101,100
2,604,149	Muzinich CBO II Ltd., Ser. A2-A, AA+, Aa1 7.15%, 10/15/13, Secured Notes (Bermuda) (c)	N/A	2,609,279
1,250,000	Mystic Re Ltd, Ser. A, BB+, NR 11.84%, 12/5/08, Notes (Cayman Islands) (a) (c)	N/A	1,267,250
1,000,000	Schwab Capital Trust I, BBB, A3 7.50%, 11/15/37, Company Guarantee Notes (d)	11/15/17 @ 100.00	1,022,400
1,000,000	Willow Re Ltd., BB+, NR 10.48%, 6/16/10, Notes (Cayman Islands) (a) (c)	N/A	1,028,700

			17,347,953

	Electric – 0.3%
500,000	Pennsylvania Electric Co., BBB, Baa2 6.05%, 9/1/17, Senior Notes (c)	N/A	497,476

	Entertainment – 0.6%
500,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, B-, B3 12.00%, 10/15/15, Senior Notes (c)	10/15/11 @ 109.00	470,000
500,000	Indianapolis Downs LLC & Capital Corp., B, B3 11.00%, 11/1/12, Secured Notes (c)	11/1/10 @ 105.50	487,500

			957,500

	Insurance – 3.4%
1,000,000	Allstate Corp. (The), A-, A2 6.50%, 5/15/57, Junior Subordinated Debentures (b) (d)	5/15/37 @ 100.00	942,910
1,000,000	AXA SA, BBB+, Baa1 6.46%, 12/31/49, Subordinated Notes (France) (b) (c) (d)	12/14/18 @ 100.00	897,638
1,000,000	Foundation Re Ltd., Ser. A, BB, NR 9.62%, 11/24/08, Notes (Cayman Islands) (a) (c)	N/A	983,800
1,000,000	MetLife, Inc., BBB+, Baa1 6.40%, 12/15/36, Junior Subordinated Notes (b)	12/15/31 @ 100.00	919,192
1,250,000	Progressive Corp. (The), A-, A2 6.70%, 6/15/37, Junior Subordinated Debentures (b) (d)	6/15/17 @ 100.00	1,201,754
1,000,000	Residential Reinsurance 2007 Ltd., Ser. CL2, B, NR 15.87%, 6/7/10, Notes (Cayman Islands) (a) (c)	N/A	1,045,100

			5,990,394

	Media – 0.3%
500,000	Comcast Corp., BBB+, Baa2 6.30%, 11/15/17, Company Guarantee Notes	N/A	518,364

	Office Equipment – 0.3%
500,000	Xerox Corp., BBB-, Baa2 7.63%, 6/15/13, Company Guarantee Notes	6/15/08 @ 103.81	522,469

	Real Estate Investment Trusts – 0.6%
1,000,000	HRPT Properties Trust, BBB, Baa2 6.65%, 1/15/18, Senior Unsecured Notes	7/15/17 @ 100.00	1,007,380

	Retail – 0.8%
1,000,000	AutoNation, Inc., BB+, Ba2 7.24%, 4/15/13, Company Guarantee Notes (a)	4/15/08 @ 103.00	940,000
500,000	Macys Retail Holdings, Inc., BBB, Baa2 5.90%, 12/1/16, Company Guarantee Notes	N/A	467,230

			1,407,230

	Transportation – 0.4%
750,000	YRC Worldwide, Inc., BBB-, Ba1 6.93%, 5/15/08, Company Guarantee Notes (a)	12/28/07 @ 100.00	750,001

	Total Corporate Bonds – 24.8% (Cost $43,787,160)		43,534,155

Number of Shares		Value
	Common Stock – 20.4%
	Agriculture – 0.8%
25,000	UST, Inc. (b) (e)	1,447,500

	Food & Beverages – 2.4%
57,500	Dean Foods Co. (e) (f)	1,434,050
32,500	Hansen Natural Corp. (b) (e) (f)	1,410,825
33,000	SUPERVALU, Inc. (b) (e)	1,381,710

		4,226,585

	Health Care – 3.2%
25,000	Abbott Laboratories (e)	1,437,750
85,000	Biovail Corp. (Canada) (b) (e)	1,299,650
61,000	Pfizer, Inc. (e)	1,449,360
260,000	Tenet Healthcare Corp. (e) (f)	1,432,600

		5,619,360

	Industrials – 1.6%
16,500	3M Co. (e)	1,373,790
36,000	General Electric Co. (b) (e)	1,378,440

		2,752,230

	Information Technology – 5.2%
4,000	Apple, Inc. (b) (e) (f)	728,880
38,500	eBay, Inc. (b) (e) (f)	1,290,905
110,000	Flextronics International, Ltd. (Singapore) (e) (f)	1,315,600
27,500	Kla-Tencor Corp. (b) (e)	1,322,200
40,000	Lexmark International, Inc. (b) (e) (f)	1,395,200
45,000	Texas Instruments, Inc. (b) (e)	1,420,650
95,000	Xerox Corp. (b) (e)	1,603,600

		9,077,035

	Insurance – 0.8%
26,000	Allstate Corp. (The) (b) (e)	1,329,120

See notes to financial statements.

12 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Oil & Gas – 1.6%
16,000	Baker Hughes, Inc. (b) (e)	$1,284,320
45,000	Pride International, Inc. (e) (f)	1,483,650

		2,767,970

	Retail – 4.0%
33,000	CVS Caremark Corp. (e)	1,322,970
50,000	Hanesbrands, Inc. (f)	1,411,500
75,000	Limited Brands, Inc. (b) (e)	1,506,000
22,500	Polo Ralph Lauren Corp. (b) (e)	1,552,050
52,000	Starbucks Corp. (b) (e) (f)	1,216,280

		7,008,800

	Telecommunication Services – 0.8%
35,000	Verizon Communications, Inc. (b) (e)	1,512,350

	Total Common Stock – 20.4% (Cost $36,192,576)	35,740,950

Principal Amount		Value
	Asset Backed Securities – 20.3%
$1,988,538	321 Henderson Receivables I LLC, Series 2007-3A, Class A, AAA, Aaae (c) 6.15%, 10/15/48	2,071,340
2,427,640	Airplanes Pass Through Trust, Series 1R, Class A8, BB-, Baa3 (a) 5.03%, 3/15/19	2,294,120
1,400,000	American Express Credit Account Master Trust, Series 2007-4, Class C, BBB, Baa2 (a) (c) 4.91%, 12/17/12	1,354,128
1,380,000	BA Credit Card Trust, Series 2006-C4, Class C4, BBB, Baa2 (a) 4.88%, 11/15/11	1,350,839
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B, AA, Aa2 (Cayman Islands) (a) (c) 5.40%, 4/29/19	1,816,340
2,000,000	Capital Auto Receivables Asset Trust, Series 2007-SN1, Class A2B, AAA, NR (a) 4.68%, 10/15/09	1,995,563
1,380,000	Capital One Multi-Asset Execution Trust, Series 2003-C1, Class C1, BBB, Baa2 (a) 7.20%, 3/15/11	1,389,053
1,420,000	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, BBB, Baa2 (a) 4.89%, 1/9/12	1,376,283
4,042,799	Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A, AAA, Aaa (a) 4.89%, 2/15/30	3,961,017
1,360,000	Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, AAA, Aaa (c) 5.26%, 4/25/37	1,342,600
3,000,000	Dunkin Securitization, Series 2006-1, Class A2, AAA, Aaa (c) 5.78%, 6/20/31	2,892,282
1,000,000	Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class B, AAA, A1 (a) 5.20%, 6/15/13	966,434
1,000,000	Harley-Davidson Motorcycle Trust, Series 2007-3, Class B, A, Aa3 6.04%, 8/15/14	1,015,064
550,000	Start CLO Ltd., Series 2006-3A, Class D, BBB, Baa1 (Cayman Islands) (a) (c) 7.47%, 6/7/11	523,303
500,000	Start CLO Ltd., Series 2007-4A, Class D, BBB+, Baa1 (Cayman Islands) (a) (c) 6.75%, 12/26/11	391,175
1,000,000	Start CLO Ltd., Series 2007-4A, Class E, BB+, Ba1 (Cayman Islands) (a) (c) 8.80%, 12/26/11	949,480
1,000,000	Swift Master Auto Receivables Trust, Series 2007-2, Class C, BBB, Aaa (a) 6.66%, 10/15/12	998,970
2,000,000	TCW Global Project Fund, Series 2004-1A, Class A1, NR, NR (Cayman Islands) (a) (c) 6.14%, 6/15/16	1,989,180
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2, A, NR (Cayman Islands) (c) 5.79%, 9/1/17	915,940
3,994,718	TCW Select Loan Fund Ltd., Inc., Series 1A, Class A1, AAA, Aaa (Cayman Islands) (a) (c) 5.71%, 10/10/13	3,981,456
2,000,000	Wrightwood Capital Real Estate CDO Ltd., Series 2005-1A, Class A1, AAA, Aaa (Cayman Islands) (a) (c) 5.30%, 11/21/40	1,928,040

	Total Asset Backed Securities – 20.3% (Cost $35,447,930)	35,502,607

	Collateralized Mortgage Obligations – 10.1%
900,000	American Tower Trust, Series 2007-1A, Class AFX, AAA, Aaa (c) 5.42%, 4/15/37	920,592
1,968,314	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 4A1, AAA, Aaa (a) 5.62%, 12/20/35	1,898,829
910,414	Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SHDA, A-, Aa1 (a) (c) 5.28%, 7/15/19	882,994
1,425,000	CS First Boston Mortgage Securities Corp., Series 2005, Class K, AA+, Aaa (a) (c) 5.95%, 2/15/20	1,423,444
1,000,000	Fannie Mae REMICS, Series 2007-90, Class B, NR, NR 6.00%, 9/25/37	985,612
1,225,000	Global Signal Trust, Series 2004-2A, Class D, NR, Baa2 (c) 5.09%, 12/15/14	1,198,528
145,000	SBA CMBS Trust, Series 2005-1A, Class D, NR, Baa2 (c) 6.22%, 11/15/35	145,432

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 13

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Value
$1,500,000	SBA CMBS Trust, Series 2005-1A, Class E, NR, Baa3 (c) 6.71%, 11/15/35	$1,507,530
2,000,000	Sealane Trade Finance, Series 2007-1A, Class E, NR, NR (a) (c) 20.06%, 11/25/12	2,022,200
3,500,000	TIAA Seasoned Commercial Trust, Series 2007-C4, Class A3, AAA, NR (a) (b) 6.10%, 8/15/39	3,611,475
2,000,000	Timberstar Trust, Series 2006-1A, Class A, AAA, Aaa (b) (c) 5.67%, 10/15/36	2,061,820
100,000	Timberstar Trust, Series 2006-1A, Class D, BBB, Baa2 (c) 6.21%, 10/15/36	95,454
1,054,204	TW Hotel Funding 2005 LLC, Series 2005-LUX, Class L, BB+, Ba1 (a) (c) 6.20%, 1/15/21	963,507

	Total Collateralized Mortgage Obligations – 10.1% (Cost $17,527,128)	17,717,417

Number of Shares		Value
	Preferred Stock – 5.0%
	Banks – 0.6%
50,000	Santander Finance Preferred SA Unipersonal, 6.50% (Spain) (c)	1,039,065

	Diversified Financial Services – 1.7%
50,000	Deutsche Bank Contingent Capital Trust II, 6.55%	1,117,500
40,000	Freddie Mac, 8.38%	1,020,000
30,000	General Electric Capital Corp., Ser. A, 6.45%	775,200

		2,912,700

	Insurance – 1.4%
20,000	Aegon NV, 6.38% (Netherlands)	406,000
49,000	ING Groep NV, 7.05% (Netherlands)	1,127,980
40,000	Torchmark Capital Trust III, 7.10%	910,000

		2,443,980

	Real Estate Investment Trust – 0.6%
50,000	Public Storage, Ser. K, 7.25%	1,138,000

	Telecommunication Services – 0.7%
50,000	AT&T, Inc., 6.38%	1,222,000

	Total Preferred Stock – 5.0% (Cost $9,161,315)	8,755,745

	Exchange-Traded Funds – 4.5%
16,500	Diamonds Trust Series I (b) (e)	2,213,640
94,000	Financial Select Sector SPDR Fund (b) (e)	2,914,000
45,500	Industrial Select Sector SPDR Fund (b) (e)	1,792,700
5,200	Oil Service HOLDRs Trust (b) (e)	915,980

	Total Exchange-Traded Funds – 4.5% (Cost $8,247,795)	7,836,320

	Term Loans – 17.2%
	Aerospace and Defense – 1.1%
1,496,250	Colt Defense 8.07%, 7/9/14, NR, B1 (a)	1,486,898
500,000	Total Safety Series C 8.33%, 12/8/12, B, B2 (a)	492,500

		1,979,398

	Automobile – 0.5%
997,500	Adesa, Inc. 7.45%, 9/22/13, B, Ba3 (a)	946,734

	Consumer Products – 0.6%
997,495	Navisite, Inc. 9.65% to 9.70%, 9/19/14, B-, B3 (a)	982,532

	Diversified/Conglomerate Service – 1.7%
1,000,000	Compucom Systems 8.33%, 8/13/14, BB, Ba2 (a)	993,750
1,500,000	First Data Corp. 7.96%, 9/24/14, BB-, Ba3 (a)	1,423,220
498,750	Terremark Worldwide, Inc. 8.56%, 7/30/14, B, NR (a)	487,195

		2,904,165

	Electronics – 1.6%
500,000	Clientlogic Corp. 3 Month LIBOR + 2.50%, 1/30/14, B+, B2 (a) (g)	455,000
1,500,000	GXS Corp. 8.69% to 9.20%, 10/18/14, B+, Ba3 (a)	1,485,938
970,932	Network Solutions LLC 7.26% to 7.70%, 9/26/14, B, B1 (a)	917,531

		2,858,469

	Food & Beverages – 1.0%
90,245	OSI Restaurant Partners, Revolver 5.52%, 8/29/14, BB-, B1 (a)	82,890
1,158,597	OSI Restaurant Partners 7.13%, 8/29/14, BB-, B1 (a)	1,064,172
500,000	Panda Restaurant 6.60%, 8/23/17, NR, NR (a)	523,400

		1,670,462

	Gaming – 1.0%
412,352	Cannery Casino Resorts LLC 7.20%, 9/18/14, BB-, B2 (a)	391,735
59,056	Cannery Casino Resorts LLC, Revolver 7.46% to 7.97%, 9/18/14, BB-, B2 (a)	56,102
277,559	Cannery Casino Resorts LLC 3 Month LIBOR + 2.25%, 9/18/14, BB-, B2 (a) (g)	263,681
1,000,000	PITG Gaming 10.77%, 5/30/08, NR, B3 (a)	980,000

		1,691,518

See notes to financial statements.

14 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Value
	Healthcare, Education & Childcare – 2.2%
$488,405	Compsych 7.58% to 7.95%, 7/31/14, B, B2 (a)	$471,311
1,500,000	PRA International 3 Month LIBOR + 3.25%, 11/16/14, BB-, B1 (a) (g)	1,462,500
997,459	Renal Advantage, Inc. 8.10%, 9/11/14, BB-, B1 (a)	970,029
1,000,000	TUI University LLC 7.82%, 7/2/14, B-, B2 (a)	950,000

		3,853,840

	Home & Office Furnishings – 0.7%
1,030,702	Centaur LLC 8.98%, 11/9/14, BB-, B1 (a)	1,010,088
219,298	Centaur LLC 3 Month LIBOR + 4.00%, 11/9/14, BB-, B1 (a) (g)	214,912

		1,225,000

	Insurance – 0.3%
496,250	QTC Management 7.06%, 11/10/12, B+, B2 (a)	463,994

	Leisure – 0.8%
1,500,000	Bushnell Performance Optics 8.88%, 8/24/13, B, B2 (a)	1,477,500

	Printing & Publishing – 1.2%
997,500	Advanstar Communications 7.45%, 9/20/14, B+, B1 (a)	927,675
1,377,925	Readers Digest Association 7.38% to 7.58%, 3/2/14, B+, B1 (a)	1,261,376

		2,189,051

	Retail Stores – 3.9%
1,500,000	David’s Bridal, Inc. 6.90%, 1/31/14, B, B2 (a)	1,370,625
1,250,000	Deb Shops, Inc. 9.19%, 4/23/14, BB-, Ba3 (a)	1,225,000
1,500,000	Dollar General 7.73%, 7/6/14, B+, B2 (a)	1,386,095
997,500	HH Gregg Appliances, Inc. 7.22% to 7.34%, 9/12/14, B+, B2 (a)	967,575
997,500	Mattress Firm 7.32% to 7.41%, 10/23/14, B, Ba3 (a)	917,700
1,000,000	QVC, Inc. 3 Month LIBOR + 0.65%, 3/3/11, NR, NR (a) (g)	970,000

		6,836,995

	Transportation – 0.6%
1,000,000	Carey International, Inc. 11.25%, 10/29/14, B, B1 (a)	960,000

	Total Term Loans – 17.2% (Cost $30,091,198)	30,039,658

	Total Long-Term Investments – 145.2% (Cost $253,874,436)	254,338,854

Number of Shares		Value
	Short-Term Investments – 1.9%
	Money Market Funds – 1.9%
3,443,207	AIM Government & Agency Money Market (Cost $3,443,207)	$3,443,207

	Total Investments – 147.1% (Cost $257,317,643)	257,782,061
	Liabilities in excess of Other Assets - (2.4%)	(4,268,311)
	Total Options Written - (1.2%)	(2,131,374)
	Reverse Repurchase Agreements - (43.5%)	(76,179,407)

	Net Assets Applicable to Common Shareholders – 100.0%	$175,202,969

NV – Publicly Traded Company

PLC – Public Limited Company

REMIC – Real Estate Mortgage Investment Conduit

SA	– Corporation

(a)	Floating or Variable Rate Coupon.

(b)	All or a portion of this security has been physically segregated in connection with swap agreements, options and reverse repurchase agreements.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, these securities amounted to 33.5% of net assets applicable to common shares.

(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e)	All or a portion of this security position represents cover for outstanding options written.

(f)	Non-income producing security.

(g)	Unsettled as of November 30, 2007.

Ratings shown are per Standard & Poor’s and Moody’s. Securities classified as NR are not rated. Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 15

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(f)	Expiration Date	Exercise Price	Market Value
165	3M Co.	January 2008	$82.50	$50,896
250	Abbott Laboratories	January 2008	57.50	45,625
260	Allstate Corp. (The)	January 2008	55.00	17,550
40	Apple, Inc.	December 2007	175.00	49,200
160	Baker Hughes, Inc.	December 2007	80.00	46,000
850	Biovail Corp. (Canada)	January 2008	17.50	21,250
330	CVS Caremark Corp.	January 2008	42.50	13,036
575	Dean Foods Co.	January 2008	25.00	65,982
165	Diamonds Trust Series I	December 2007	131.00	77,963
385	eBay, Inc.	December 2007	32.00	69,300
940	Financial Select Sector SPDR Fund	December 2007	30.00	164,970
1,100	Flextronics International, Ltd. (Singapore)	January 2008	12.00	68,634
360	General Electric Co.	December 2007	40.00	8,640
250	General Mills, Inc.	December 2007	58.00	48,969
325	Hansen Natural Corp.	December 2007	40.00	130,000
160	Hartford Financial Services Group	December 2007	95.00	5,908
455	Industrial Select Sector SPDR Fund	December 2007	38.00	85,312
275	Kla-Tencor Corp.	January 2008	47.50	71,500
400	Lexmark International, Inc.	December 2007	35.00	51,000
375	Limited Brands, Inc.	December 2007	20.00	33,750
375	Limited Brands, Inc.	December 2007	17.50	100,313
52	Oil Service HOLDRs Trust	December 2007	185.00	38,480
610	Pfizer, Inc.	December 2007	24.00	31,192
225	Polo Ralph Lauren Corp.	January 2008	65.00	139,500
450	Pride International, Inc.	January 2008	33.00	74,507
520	Starbucks Corp.	December 2007	22.50	66,300
330	SUPERVALU, Inc.	December 2007	40.00	79,200
2,600	Tenet Healthcare Corp.	January 2008	5.00	250,980
450	Texas Instruments, Inc.	January 2008	32.50	43,875
250	UST, Inc.	December 2007	55.00	77,417
350	Verizon Communications, Inc.	January 2008	42.50	70,875
950	Xerox Corp.	December 2007	17.00	33,250
	Total Call Options Written

	(Premiums received $1,828,352)			$2,131,374

(f)	Non-income producing security

See notes to financial statements.

16 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Assets and Liabilities | November 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $257,317,643)	$257,782,061
Investments sold receivable	6,552,573
Interest receivable	2,094,493
Dividends receivable	107,818
Other assets	271,095

Total assets	266,808,040

Liabilities
Reverse repurchase agreements	76,179,407
Payable for securities purchased	11,382,103
Options written at value (premiums received of $1,828,352)	2,131,374
Due to custodian	1,112,119
Unrealized depreciation on swaps	270,123
Advisory fee payable	206,085
Interest due on borrowings	205,355
Administration fee payable	5,347
Accrued expenses and other liabilities	113,158

Total liabilities	91,605,071

Net Assets	$175,202,969

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,105,240 shares issued and outstanding	$91,052
Additional paid-in capital	173,455,032
Accumulated Net realized gain on investments, options and swaps	3,023,719
Accumulated Net unrealized depreciation on investments, options and swaps	(108,727)
Distributions in excess of net investment income	(1,258,107)

Net Assets	$175,202,969

Net Asset Value (based on 9,105,240 common shares outstanding)	$19.24

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 17

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Operations | For the period July 27, 2007* through November 30, 2007 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $4,434)	$369,275
Interest	4,003,420

Total income		$4,372,695

Expenses
Investment Advisory fee	759,764
Professional fees	56,668
Trustees’ fees and expenses	24,860
Fund accounting fee	23,197
Administration fee	20,138
Printing expense	18,612
Custodian fee	15,485
NYSE listing fee	8,331
Transfer agent fee	6,291
Miscellaneous	3,912
Insurance	592
Interest expense on borrowings	814,120

Total expenses		1,751,970

Net investment income		2,620,725

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		757,653
Options		2,258,250
Swaps		7,816
Net change in unrealized appreciation (depreciation) on:
Investments		464,418
Options		(303,022)
Swaps		(270,123)

Net realized and unrealized gain on investments, options and swap transactions		2,914,992

Net Increase in Net Assets Resulting from Operations		$5,535,717

*	Commencement of investment operations.

See notes to financial statements.

18 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Changes in Net Assets | For the period July 27, 2007* through November 30, 2007 (unaudited)

Increase in Net Assets from Operations
Net investment income	$2,620,725
Net realized gain on investments, options and swaps	3,023,719
Net change in unrealized depreciation on investments, options and swaps	(108,727)

Net increase in net assets resulting from operations	5,535,717

Distributions to Common Shareholders from and in excess of
Net investment income	(3,878,832)

Capital Share Transactions
Net proceeds from the issuance of common shares	173,810,000
Common share offering costs charged to paid-in capital	(364,000)

Net increase from capital share transactions	173,446,000

Total increase in net assets	175,102,885
Net Assets
Beginning of period	100,084

End of period (including distributions in excess of net investment income $1,258,107)	$175,202,969

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 19

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of Cash Flows | For the period July 27, 2007* through November 30, 2007 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$5,535,717

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net unrealized appreciation on investments	(464,418)
Net unrealized depreciation on options	303,022
Net unrealized depreciation on swaps	270,123
Net accretion of bond discount and amortization of bond premium	(198,185)
Net realized gain on investments	(3,015,903)
Purchase of long-term investments	(408,189,860)
Proceeds from sale of long-term investments	153,367,959
Net purchase of short-term investments	(3,304,106)
Increase in dividends receivable	(107,818)
Increase in interest receivable	(2,094,493)
Increase in receivable for investments sold	(6,552,573)
Increase in other assets	(271,095)
Increase in payable for investments purchased	11,382,103
Due to custodian	1,112,119
Increase in interest due on borrowings	205,355
Premiums received on call options written	5,850,804
Increase in advisory fee payable	206,085
Increase in administration fee payable	5,347
Increase in accrued expenses and other liabilities	113,158

Net Cash Used in Operating and Investing Activities	(245,846,659)

Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	173,810,000
Dividends paid to common shareholders	(3,878,832)
Increase in borrowings	76,179,407
Offering expenses in connection with the issuance of common shares	(364,000)

Net Cash Provided by Financing Activities	245,746,575

Net increase in cash	(100,084)
Cash at Beginning of Period	100,084

Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$608,765

See notes to financial statements.

20 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the period July 27, 2007* through November 30, 2007 (Unaudited)
Net asset value, beginning of period	$19.10	(b)

Income from investment operations
Net investment income(a)	0.29
Net realized and unrealized gain (loss) on investments, options and swap transactions	0.32

Total from investment operations	0.61

Common shares offering expenses charged to paid-in-capital	(0.04)

Distributions to Common Shareholders
From and in excess of net investment income	(0.43)

Net asset value, end of period	$19.24

Market value, end of period	$16.82

Total investment return(c)
Net asset value	2.96%
Market value	-13.85%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$175,203
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.58	%(d)
Total expenses, including interest expense	2.94	%(d)
Net investment income, including interest expense	4.40	%(d)
Ratios to Average Managed Assets(e)
Total expenses, excluding interest expense	1.23	%(d)
Total expenses, including interest expense	2.30	%(d)
Net investment income, including interest expense	3.44	%(d)
Portfolio turnover	71%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$76,179
Asset coverage per $1,000 of indebtedness(f )	$3,300

*	Commencement of operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets are equal to net assets applicable to common shareholders plus outstanding leverage.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

SemiAnnual Report | November 30, 2007 | 21

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Notes to Financial Statements | November 30, 2007 (unaudited)

Note 1 – Organization:

Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. The Fund values term loans at the mean of the best bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Credit Default Swaps

The Fund invested in credit default swaps. Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table below, to the buyer in the event of an adverse credit event of the issuer.

Details of the swap agreements outstanding as of November 30, 2007 were as follows:

Counterparty	Reference Entity	Termination Date	Notional Amount (000)	Buy/ Sell Protection	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Wachovia Corp.	9/2/2014	$3,000	Buy	0.50%	$65,109
Goldman Sachs	Wells Fargo & Co.	9/2/2014	3,000	Buy	0.45%	13,968
	Basket of 110 distinct
Goldman Sachs	Corporate Entities	9/21/2014	3,000	Sell	1.18%	(349,200)

						$(270,123)

(d) Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(e) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“the Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Guggenheim Partners Asset Management, Inc. (the “Sub-Adviser”), provide personnel including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily total net assets. Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration

22 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

Agreement, the Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended November 30, 2007 the Fund recognized expenses of approximately $20,100 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options, and net assets as of November 30, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives
$257,317,643	$3,859,126	($3,664,831)	$194,295	$303,022

Note 5 – Investment Transactions and Options Written:

During the period ended November 30, 2007, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $408,189,860 and $153,367,959, respectively.

Transactions in option contracts during the period ended November 30, 2007 were as follows:

	Number of Contracts	Premiums Received
Options written during the period	46,831	$5,850,804
Options expired during the period	(14,932)	(1,720,079)
Options closed during the period	(5,672)	(611,257)
Options assigned during the period	(11,245)	(1,691,116)

Options outstanding, end of period	14,982	$1,828,352

Note 6 – Reverse Repurchase Agreements:

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the Investment Company Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. The average daily balance during the period for which reverse repurchase agreements were outstanding amounted to $48,052,123. The weighted average interest rate was 4.87%. At the period end, there was $76,179,407 in reverse repurchase agreements outstanding.

Note 7 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,105,240 issued and outstanding. Of this amount, the Fund issued 9,100,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement.

Offering costs, estimated at $364,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of November 30, 2007.

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 10 – Subsequent Event:

On December 3, 2007, the Board of Trustees declared a monthly dividend of $0.142 per common share. This dividend was payable on December 31, 2007 to shareholders of record on December 14, 2007. In December 2007, the Board of Trustees declared an increased monthly dividend of $0.154 per common share. This dividend will be paid in January, February and March of 2008.

SemiAnnual Report | November 30, 2007 | 23

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Supplemental Information | (unaudited)

Federal Incom Tax Information

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Trustees

The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2007	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	47	None.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2007	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	None.
Interested Trustees:
Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2007	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2007-present). Formerly, Senior Managing Director and General Counsel of Claymore Group Inc., Claymore Advisors, LLC and Claymore Securities, Inc. (2001- 2007). Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	50	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

-Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

24 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2007	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006), Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Matthew J. Patterson Year of birth: 1971 Secretary	Since 2007	Vice President, Assistant General Counsel of Claymore Group Inc. (2006-present). Formerly, Securities Counsel, Caterpillar, Inc., (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom, LLP (2002-2004).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2007	Vice President, Fund Compliance Officer of Claymore Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of birth: 1972 Assistant Treasurer	Since 2007	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Melissa J. Nguyen Year of birth: 1978 Assistant Secretary	Since 2007	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, R.C. (2003-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report | November 30, 2007 | 25

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

26 | SemiAnnual Report | November 30, 2007

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund Information |

Board of Trustees
Randall C. Barnes
Nicholas Dalmaso*
Ronald A. Nyberg
Ronald E. Toupin, Jr.

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers
Steven M. Hill
Chief Financial Officer, Chief Accounting Officer and Treasurer
Matthew J. Patterson
Secretary

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasurer
Melissa J. Nguyen

Assistant Secretary

Investment Adviser and Administrator
Claymore Advisors, LLC Lisle, Illinois
Investment Sub-Adviser
Guggenheim Partners Asset Management, Inc.
Santa Monica, California

Accounting Agent, Custodian and Transfer Agent
The Bank of New York New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

Independent Registered Public Accounting Firm
Ernst & Young LLP Chicago, Illinois

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | November 30, 2007 | 27

GOF | Claymore/Guggenheim Strategic Opportunities Fund

About the Fund Manager|

Guggenheim Partners Asset Management, Inc.

Guggenheim Partners Asset Management, Inc. (“Guggenheim”) is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

Investment Philosophy

Guggenheim’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

Guggenheim’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC	GOF-SAR-1107

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 4, 2008

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	February 4, 2008